UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) October 11, 2005
                                                      ----------------

REDHAND INTERNATIONAL, INC.
--------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      000-26211                  95-4666270
----------------------------    ----------------       ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


           277 West 11th Street, Suite 2F, New York, New York 10014
       ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (212) 924-3548

                                                      --------------



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On October 11, 2005, our Board of Directors authorized the purchase (the "Purchase") of one hundred percent (100%) of the issued and outstanding capital stock of The African Diamond
Company. At the present time, the business operations of The
African Diamond Company constitute all of the business operations of Redhand International.

	The stockholders of The African Diamond Company received in the aggregate 20,000,000 restricted shares of the common stock of Redhand International in exchange for 100% of the issued and outstanding stock of The African Diamond Company leaving a total of 24,624,000 shares of common stock issued and outstanding immediately following the acquisition.

	The preexisting members of Redhand International's board of directors resigned immediately prior to the acquisition. The following persons have been appointed to the board of directors:
Isaac Thulo, Laurie Brewis and Albie van Zyl.

	Additionally, the following persons were appointed as executive officers of Redhand International:

                   Isaac Thulo, president.
                   Laurie Brewis, vice-president
                   Albie van Zyl, Secretary

	At the present time, the business operations of The
African Diamond Company constitute all of the business operations of Redhand International.

        The African Diamond Company owns 49% (forty nine percent) of the mining rights in respect of the Eddie Williams Oval dump as well as the Kafersdam dump, Kimberly, South Africa. These dumps are mined by independent contractors and the uncut diamonds recovered are sold on tender. The African Diamond
Company receives forty percent of all revenues and has no liability for any mining costs.



ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        As described in Item 1 above, as a result of the acquisition, Redhand International has acquired one hundred percent (100%) of the issued and outstanding capital stock of The African Diamond Company. Please see Item 1.01 above for additional disclosure regarding the Purchase.

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ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT.

	As described in Item 1.01, on October 11, 2005 a change in control occurred as a result of the acquisition by Redhand International of The African Diamond Company. The terms of the acquisition are set forth in the Stock Purchase Agreement dated October 11, 2005 between Redhand International and the shareholders of The African Diamond Company. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1.
Please see Item 1.01 above for additional disclosure regarding the Purchase.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


(b)   EXHIBITS


Exhibit No.      Exhibits
-----------      --------
2.1              Stock Purchase Agreement by and between Redhand
                 International, Inc. and The African Diamond
                 Company dated October 11, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REDHAND INTERNATIONAL, INC.

Date  January 25, 2006
    ----------------------

                                      By: /s/ Laurie Brewis
                                    	--------------------------
                                     	Laurie Brewis
                                     	Principal Executive Officer,
                                     	Vice-President and Director




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